UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

ALPINE SUMMIT ENERGY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-41510	98-1623755
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3322 West End Ave.
Suite 450
 Nashville, Tennessee, United States 37203
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (346) 264-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Subordinate Voting Shares, without par value	ALPS	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 25, 2023, the shareholders ("Shareholders") of Alpine Summit Energy Partners, Inc. (the "Company") voted on three proposals at the Annual General Meeting of Shareholders (the "Meeting").  The proposals are described in detail in the Company's definitive proxy statement (as filed with the Securities and Exchange Commission on April 14, 2023).  The final voting results are disclosed below.

1. Election of Directors.  On a vote by a show of hands, Shareholders elected each of the following persons to serve as a director of the Company until the next annual general meeting of Shareholders and until his or her successor is duly elected or appointed, unless their office is earlier vacated in accordance with the articles of incorporation of the Company.  In connection with the Meeting, each director nominee received a greater number of votes cast "FOR" than "WITHHELD" for his or her election, and valid proxies in respect of this proposal were received as follows (with broker non-votes having no effect on the outcome of this proposal):

Director Nominee	FOR	WITHHELD	BROKER NON-VOTES
Craig Perry	17,973,116	711,438	1,781,366
Stephen Schaefer	18,179,432	505,122	1,781,366
Porter Collins	18,179,015	505,539	1,781,366
Agenia Clark	18,174,846	509,708	1,781,366
James Russo	18,365,427	319,127	1,781,366

2. Deferred Share Unit Plan.  On a vote by show of hands, Shareholders approved the proposed amendments to the Company's Deferred Share Unit Plan.  In connection with the Meeting, the proposal received a greater number of votes cast "FOR" than "AGAINST," and valid proxies in respect of this proposal were received as follows (with abstentions and broker non-votes having no effect on the outcome of this proposal):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,860,701	815,995	7,858	1,781,366

3. Ratification of Independent Registered Public Accounting Firm.  On a vote by show of hands, Shareholders approved the proposal to ratify the reappointment of Weaver & Tidwell, LLP, as the independent registered public accounting firm of the Company.  In connection with the Meeting, the proposal received a greater number of votes cast "FOR" than "AGAINST," and valid proxies in respect of this proposal were received as follows (with abstentions and broker non-votes having no effect on the outcome of this proposal):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,315,806	141,086	9,028	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE SUMMIT ENERGY PARTNERS, INC.

Date: May 26, 2023	By:	/s/ Darren Moulds
	Name:	Darren Moulds
	Title:	Chief Financial Officer